UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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GOAL ACQUISITIONS CORP.

(Name of Registrant as Specified in its Charter)

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

GOAL ACQUISITIONS CORP.

12600 Hill Country Blvd, Building R, Suite 275

Bee Cave, Texas

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [*], 2024

To the Stockholders of Goal Acquisitions Corp.:

You are cordially invited to attend the special meeting (the “Special Meeting”) of stockholders of Goal Acquisitions Corp. (“GOAL,” “Company,” “we,” “us” or “our”) to be held on [*], 2024 at [*] a.m./p.m., Eastern Time, via the Internet. The Special Meeting will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [*]. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on [*], 2024.

●	a proposal to amend our amended and restated certificate of incorporation (the “Charter”) to (a) extend the initial period of time by which we have to consummate an initial business combination to August 8, 2024 (the “New Termination Date”), provided that Goal Acquisitions Sponsor LLC (the “Sponsor”) (or its affiliates or designees) has provided to us a notice of such extension one business day prior to February 10, 2024 and (b) make other administrative and technical changes in the Charter in connection with the New Termination Date, in each case, pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”);

●	a proposal to amend the Investment Management Trust Agreement, dated February 10, 2021, by and between us and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of trust account established by the Trust Agreement (the “Trust Account”) to the New Termination Date (the “Trust Amendment Proposal”);

●	a proposal to approve one or more adjournments of the Special Meeting from time to time if requested by the chairman of the Special Meeting (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, Trust Amendment Proposal, and Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete an initial business combination. Our initial public offering (“IPO”) prospectus and Charter provide that we have until 24 months from the closing of our IPO (February 10, 2023). We previously extended the initial period of time to March 18, 2023, subject to up to five additional thirty-day periods, to August 17, 2023, subject to up to an additional ninety days, to November 15, 2023, subject to up to an additional ninety-days and to February 10, 2024. The board of directors (the “Board”) has previously approved an initial business combination with Digital Virgo Group (the “Digital Virgo Business Combination”). Accordingly, the Board believes that in order to be able to consummate the Digital Virgo Business Combination, we will need to extend the initial period of time that we have to consummate an initial business combination by amending the Charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Charter Amendment Proposal (the “Charter Amendment”).

The Company has received two notices from Digital Virgo Group purporting to unilaterally terminate the Digital Virgo Business Combination pursuant to Section 8.03(d) of the Business Combination Agreement. Since receipt of that correspondence, the Company and Digital Virgo have communicated repeatedly and extensively about these matters with a view towards resolving their differences and moving forward with the transaction in a positive and expeditious manner. As of now, the Company and Digital Virgo are continuing these negotiations which the Company hopes will lead towards a completed transaction. As the parties work through trying to reach an amicable resolution, Goal has applied for interim relief in Delaware to preserve the status quo while those discussions are continuing.

If the Charter Amendment Proposal and the Trust Amendment Proposal are put to a stockholder vote at the Special Meeting, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal or the Trust Amendment Proposal at the Special Meeting, do not vote on the Charter Amendment Proposal or the Trust Amendment Proposal at the Special Meeting, or do not instruct their broker or bank how to vote at the Special Meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the remaining funds available in the Trust Account in connection with the consummation of the Digital Virgo Business Combination.

In addition, the Inflation Reduction Act of 2022 (the “IR Act”) imposes a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, with certain exceptions. Since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act; absent additional guidance and unless an exception is available (such as netting any redemption against share issuances pursuant to an initial business combination and/or a financing transaction relating to any such business combination), this excise tax will apply to any redemptions of our public shares. However, we will not utilize any funds from the trust account to pay any potential excise taxes that may become due upon a redemption of the Company’s public shares in connection with a liquidation of the Company if we do not effect a business combination prior to February 10, 2024 or the New Termination Date, as applicable.

Pursuant to the Charter, holders of shares of our common stock, par value $0.0001 per share (such shares, “common stock”), sold in the IPO (such holders, “public stockholders,” and such shares of common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal; an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. In the event that the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of our stockholders at the special meeting, there will be no approval of the Charter Amendment Proposal and therefore no redemptions of public shares from any public stockholders, even those public shares held by public stockholders who elected to have their public shares redeemed in accordance with the procedures described in the accompanying proxy statement.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of our common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founders’ shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founders’ shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental at least two business days prior to the Special Meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the Special Meeting and approved, the redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the Special Meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement.

Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $[*], based on the approximate amount of $[*] held in the Trust Account as of [*], 2024. The closing price of our common stock on [*], 2024 was $[*]. Accordingly, assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of the stockholders at the Special Meeting and approved and the market price were to remain the same as it was on [*], 2024, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $[*] more for each share than if such stockholder sold the redeemed public shares in the open market. We cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of stockholders at the Special Meeting or the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and either the stockholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal or the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal and our Board determines to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal and we do not consummate an initial business combination by February 10, 2024, as contemplated by our IPO prospectus and previous extension and in accordance with the Charter, the Charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

For all matters described in the accompanying proxy statement, the public stockholders are entitled to one vote per share of common stock.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the Special Meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the Special Meeting (virtually or by proxy) and entitled to vote thereon at the Special Meeting is required to approve the Adjournment Proposal.

The Board has fixed the close of business on January 17, 2024 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of us and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and our bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal the Adjournment Proposal and the Special Meeting. Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

If you have any questions or need assistance voting your shares of common stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing PUCK.info@investor.morrowsodali.com.

Dated: January [*], 2024

By Order of the Board of Directors,

/s/ Harvey Schiller
Harvey Schiller
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [*], 2024: This notice of Special Meeting and the accompanying proxy statement are available at [*].

GOAL ACQUISITIONS CORP.

12600 Hill Country Blvd, Building R, Suite 275

Bee Cave, Texas

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [*], 2024

PROXY STATEMENT

The special meeting of stockholders (the “Special Meeting”) of Goal Acquisitions Corp. (“GOAL,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on [*], 2024 at [*] a.m./p.m., Eastern Time, via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [*]. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on [*], 2024.

●	a proposal to amend our amended and restated certificate of incorporation (the “Charter”) to (a) extend the initial period of time by which we have to consummate an initial business combination to February 10, 2024 (the “New Termination Date”), provided that Goal Acquisitions Sponsor LLC (the “Sponsor”) (or its affiliates or designees) has provided to us a notice of such extension one business day prior to February 10, 2024 and (b) make other administrative and technical changes in the Charter in connection with the New Termination Date, in each case, pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”);

●	a proposal to amend the Investment Management Trust Agreement, dated February 10, 2021, by and between us and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of trust account established by the Trust Agreement (the “Trust Account”) to the New Termination Date (the “Trust Amendment Proposal”);

●	a proposal to approve one or more adjournments of the Special Meeting from time to time if requested by the chairman of the Special Meeting (the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete an initial business combination. Our initial public offering (“IPO”) prospectus and Charter provide that we have until 24 months from the closing of our IPO (February 10, 2023). We previously extended the initial period of time to March 18, 2023, subject to up to five additional thirty-day periods, to August 17, 2023, subject to up to an additional ninety days, to November 15, 2023, subject to up to an additional ninety-days and February 10, 2024. The board of directors (the “Board”) has previously approved an initial business combination with Digital Virgo Group (the “Digital Virgo Business Combination”). Accordingly, the Board believes that in order to be able to consummate the Digital Virgo Business Combination, we will need to extend the initial period of time that we have to consummate an initial business combination by amending the Charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Charter Amendment Proposal (the “Charter Amendment”).

The Company has received two notices from Digital Virgo Group purporting to unilaterally terminate the Digital Virgo Business Combination pursuant to Section 8.03(d) of the Business Combination Agreement. Since receipt of that correspondence, the Company and Digital Virgo have communicated repeatedly and extensively about these matters with a view towards resolving their differences and moving forward with the transaction in a positive and expeditious manner. As of now, the Company and Digital Virgo are continuing these negotiations which the Company hopes will lead towards a completed transaction. As the parties work through trying to reach an amicable resolution, Goal has applied for interim relief in Delaware to preserve the status quo while those discussions are continuing.

Pursuant to the Charter, holders of shares of our common stock, par value $0.0001 per share (such shares, “common stock”), sold in the IPO (such holders, “public stockholders,” and such shares of common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal; an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting.

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If the Charter Amendment Proposal and the Trust Amendment Proposal are put to a stockholder vote at the Special Meeting, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal or the Trust Amendment Proposal at the Special Meeting, do not vote on the Charter Amendment Proposal or the Trust Amendment Proposal at the Special Meeting, or do not instruct their broker or bank how to vote at the Special Meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the remaining funds available in the Trust Account in connection with the consummation of the Digital Virgo Business Combination.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of our common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founders’ shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founders’ shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental at least two business days prior to the Special Meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the Special Meeting and approved, the redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the Special Meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement.

Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and the Charter Amendment Proposal is approved at the Special Meeting, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $[*], based on the approximate amount of $[*] held in the Trust Account as of [*], 2024. The closing price of our common stock on [*], 2024 was $[*]. Accordingly, assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of the stockholders at the Special Meeting, the Charter Amendment Proposal is approved at the Special Meeting and the market price were to remain the same as it was on [*], 2024, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $[*] more for each share than if such stockholder sold the redeemed public shares in the open market. We cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of stockholders at the Special Meeting or the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and either the stockholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal or the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal and our Board determines to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal and we do not consummate an initial business combination by February 10, 2024, as contemplated by our IPO prospectus and previous extension and in accordance with the Charter, the Charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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To protect amounts held in the Trust Account, the Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that the Sponsor will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by the Sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability as to any claims (i) by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable); or (ii) for indemnification under our obligation to indemnify the underwriters of the IPO against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”). We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are our securities. We have not asked the Sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. As a result, if we do not complete an initial business combination within the time required, per-share redemption paid from the Trust Account for the redemption of the then outstanding public shares could be less than $10.00 due to claims or potential claims of creditors. We will redeem the public shares then held by our public stockholders, in proportion to their respective public shares, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes and $100,000 that may be used by us to pay dissolution expenses.

For all matters described in the accompanying proxy statement, the holders of a share of our common stock are entitled to one vote per share of common stock.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the Special Meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the Special Meeting (virtually or by proxy) and entitled to vote thereon at the Special Meeting is required to approve the Adjournment Proposal.

Section 174(c) of the Delaware General Corporation Law (the “DGCL”) provides that any director of a Delaware Corporation against whom a claim for a willful or negligent violation of Section 160 of the DGCL regarding repurchases or redemptions of the corporation’s shares is entitled, to the amount of the unlawful repurchase or redemption paid by such a director as a result of such claim, to be subrogated by the rights of the corporation against the stockholders whose shares were wrongfully repurchased or redeemed which the stockholders’ knowledge of facts indicating that such repurchase or redemption was unlawful under Section 160 of the DGCL, in proportion to the amounts received by such stockholders respectively. Accordingly, if you exercise your redemption rights in connection with the approval of the Charter Amendment Proposal with knowledge of facts indicating that such redemption was unlawful under Section 160 of the DGCL, then the provisions of Section 174(c) of the DGCL may be applicable to you.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and the stockholders approve the Charter Amendment Proposal, the Company will request in writing that Continental deliver, to a segregated account for distribution to the public stockholders who have elected the redemption of their public shares, an amount of the principal and interest in the Trust Account sufficient to redeem such public shares (the “Withdrawal Amount”). The remainder of the principal and interest in the Trust Account will remain in the Trust Account and be available for use by us to complete an initial business combination on or before the New Termination Date. Holders of public shares who do not elect to have us redeem their public shares in connection with approval of the Charter Amendment Proposal will retain their redemption rights and their ability to vote on an initial business combination through the New Termination Date if the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and the Charter Amendment Proposal is approved by stockholders.

The record date for the Special Meeting is January 17, 2024. Record holders of our common stock at the close of business on the record date are entitled to vote virtually or have their votes cast by proxy at the Special Meeting. On the record date, 7,552,600 shares of our common stock, including 266,350 public shares, 6,468,750 founders’ shares, 667,500 private shares owned by our Sponsor (the “Private Shares”) and 150,000 shares held by EarlyBird Capital (the “Representative Shares”), were outstanding and entitled to vote. Our warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated January [*], 2024 and is first being mailed to stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Special Meeting of stockholders to be held on [*], 2024 at [*] a.m./p.m., Eastern Time, by virtual attendance. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. In February 2021, we consummated the IPO from which we derived gross proceeds of $258,750,000. Like most blank check companies, the Charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying initial business combination is consummated on or before a certain date (in our case, February 10, 2024). We previously extended the initial period of time to complete an initial business combination to March 18, 2023, subject to up to five additional thirty-day periods, to August 17, 2023, subject to up to an additional ninety days, to November 15, 2023, subject to up to an additional ninety-days and February 10, 2024. The Board has previously approved the Digital Virgo Business Combination and believes that it is in the best interests of our stockholders to continue our existence until the New Termination Date in order to allow us to effectuate this transaction. Accordingly, the Board intends to submit the Charter Amendment Proposal and the Trust Amendment Proposal to the stockholders for their consideration and vote at the Special Meeting. In addition, we are proposing to submit to the stockholders for their consideration and vote at the Special Meeting the adjournment of the Special Meeting if requested by the chairman of the Special Meeting.

Q.	What is included in these materials?

A. These materials include:

●	this proxy statement for the Special Meeting;

Q.	What is proposed to be voted on?

A. It is proposed that you vote on:

●	a proposal to amend the Charter to extend the initial date by which we have to consummate an initial business combination to the New Termination Date;

●	a proposal to amend the Trust Agreement to extend the initial liquidation date of the Trust Account to the New Termination Date or such later date as may be approved by our stockholders in accordance with the Charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date;

●	a proposal to approve one or more adjournments of the Special Meeting from time to time if requested by the chairman of the Special Meeting.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete an initial business combination.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the Special Meeting and approved, the redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the Special Meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement.

5

The Charter Amendment Proposal and the Trust Amendment Proposal will be submitted to a vote of stockholders at the Special Meeting and if the stockholders approve the Charter Amendment Proposal, the Company will request in writing that Continental deliver, to a segregated account for distribution to the public stockholders who have elected the redemption of their public shares, the Withdrawal Amount. The remainder of the principal and interest in the Trust Account will remain in the Trust Account and be available for use by us to complete an initial business combination on or before the New Termination Date.

Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and the Charter Amendment Proposal is approved at the Special Meeting, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $[*], based on the approximate amount of $[*] held in the Trust Account as of [*], 2024. The closing price of our common stock on [*], 2024 was $[*]. Accordingly, assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of the stockholders at the Special Meeting, the Charter Amendment Proposal is approved at the Special Meeting and the market price were to remain the same as it was on [*], 2024, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $[*] more for each share than if such stockholder sold the redeemed public shares in the open market. We cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of stockholders at the Special Meeting or the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and either the stockholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal or the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal and our Board determines to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal and we do not consummate an initial business combination by February 10, 2024, as contemplated by our IPO prospectus and in accordance with the Charter, the Charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founders’ shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the Trust Account.

Q.	What are the procedures for extending the New Termination Date?

A. The Charter Amendment Proposal is designed to extend the date by which we have to consummate an initial business combination. The Charter Amendment Proposal will also allow the Company to make other administrative and technical changes in the Charter in connection with the New Termination Date.

Q.	Why is GOAL proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A. The Charter provides for the redemption of the public shares from the public stockholders from the Trust Account if no qualifying business combination is consummated on or before February 10, 2024. Accordingly, the Trust Agreement provides for the trustee to liquidate the Trust Account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in the Charter. As we explain below, we believe we will not be able to complete an initial business combination by that date.

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On November 17, 2022, we announced an initial business combination with Digital Virgo Group. Digital Virgo Group is a French corporation which has a leading global platform for payment and monetization of digital content and services. We are asking for an extension of this timeframe in order to complete the Digital Virgo Business Combination.

The Company has received two notices from Digital Virgo Group purporting to unilaterally terminate the Digital Virgo Business Combination pursuant to Section 8.03(d) of the Business Combination Agreement. Since receipt of that correspondence, the Company and Digital Virgo have communicated repeatedly and extensively about these matters with a view towards resolving their differences and moving forward with the transaction in a positive and expeditious manner. As of now, the Company and Digital Virgo are continuing these negotiations which the Company hopes will lead towards a completed transaction. As the parties work through trying to reach an amicable resolution, Goal has applied for interim relief in Delaware to preserve the status quo while those discussions are continuing.

As we believe we will not be able to consummate the Digital Virgo Business Combination within the permitted time period currently provided in the Charter, we have determined to seek stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete an initial business combination.

We believe that given our expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public stockholders the opportunity to consummate the Digital Virgo Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the time by which we may complete the Digital Virgo Business Combination.

You are not being asked to vote on the Digital Virgo Business Combination at this time. The Digital Virgo Business Combination has already been voted on and approved by the Board. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment is implemented and you have not elected to redeem your public shares in connection with such approval, you will retain the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Q.	Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A. The Board believes that the Digital Virgo Business Combination will be beneficial to the public stockholders. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete an initial business combination until the New Termination Date.

The affirmative vote of the holders of at a majority of the outstanding shares of our common stock on the record date is required to effect an amendment to the Charter that would extend our corporate existence to August 8, 2024.

Q.	How do the GOAL insiders intend to vote their shares?

A. All of our directors, executive officers and their respective affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our directors, executive officers and their respective affiliates, are not entitled to elect to have their founders’ shares redeemed in connection with the approval of the Charter Amendment Proposal. Our directors, executive officers and their respective affiliates (if any), are entitled to elect to have the shares of common stock they purchased in the IPO (if any) redeemed in connection with the approval of the Charter Amendment Proposal.

On the record date, the Sponsor, our directors and executive officers and their affiliates beneficially own and are entitled to vote 7,136,250 shares, which is approximately 94.49% of the voting power of our issued and outstanding shares of common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and the Trust Amendment Proposal. Any public shares held by affiliates of ours may be voted in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

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Q.	What vote is required to approve each of the proposals?

A. For all matters described in this proxy statement, a holder of a share of common stock outstanding on the record date for the Special Meeting is entitled to one vote per share.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the Special Meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the Special Meeting (virtually or by proxy) and entitled to vote thereon at the Special Meeting is required to approve the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established at the Special Meeting, but will have no effect on the approval of the Adjournment Proposal. With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Q.	What if I don’t want to vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A. If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the Charter Amendment Proposal and the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted for a vote of stockholders at the Special Meeting and the Charter Amendment Proposal is approved, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders.

Q.	How long is the vote extending the period to consummate an initial business combination?

A. The New Termination Date will be an extension to August 8, 2024.

Q.	Can the extension period be lengthened again without an additional shareholder vote?

A. No. If we determine that more time is needed to consummate an initial business combination beyond the New Termination Date, the same measures that are being undertaken for this vote may be taken again.

Q.	Will you seek any further extensions to liquidate the Trust Account?

A. Other than as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate the Digital Virgo Business Combination. The Charter provides that all holders of public shares, including those who vote for or against the Charter Amendment Proposal and/or Trust Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the Trust Account in connection with the approval of the Charter Amendment Proposal. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and the Charter Amendment Proposal is approved at the Special Meeting, public stockholders who elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal should receive the funds shortly after the Special Meeting which is scheduled for [*], 2024. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and the Charter Amendment Proposal is approved at the Special Meeting, those public stockholders who elect not to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal will retain redemption rights with respect to the Digital Virgo Business Combination.

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Q.	What happens if the Charter Amendment Proposal and Trust Amendment Proposal are not approved?

A. If the Charter Amendment Proposal and Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and are not approved and we have not consummated an initial business combination by August 8, 2024, the Charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable laws, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founders’ shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q.	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and approved, we will continue our efforts to consummate the Digital Virgo Business Combination.

We are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal because we believe we will not be able to execute an initial business combination prior to February 10, 2024.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and approved by holders of at least a majority of our common stock outstanding as of the record date, we expect to file the Charter amendment with the Secretary of State of the State of Delaware. In such event, we will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, common stock and warrants will remain publicly traded.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and approved, the redemption of public shares from the public stockholders who elected to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our directors and officers through the founders’ shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and approved and the Charter Amendment and amendment to the Trust Agreement contemplated by the Trust Amendment are implemented, but we do not consummate an initial business combination by the New Termination Date, the Charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefore, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founders’ shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the Trust Account, which we believe are sufficient for such purposes.

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Q.	Will the Company continue to invest the funds in the Trust Account in order to continue to receive interest?

A. Yes. The proceeds held in the trust account will continue to be invested in direct U.S. government securities with a maturity of 185 days or less, or in certain money market funds which invest only in direct U.S. Treasury obligations.

Q.	Would I still be able to exercise my redemption rights if I vote against the Charter Amendment Proposal and/or the Trust Amendment Proposal?

A. Unless you elect to redeem all of your public shares in connection with the approval of the Charter Amendment Proposal and such shares are redeemed as described in this proxy statement, you will be able to vote on any proposed initial business combination when it is submitted to stockholders. If you disagree with such proposed initial business combination, you will retain your right to elect to have your public shares redeemed upon consummation of the Digital Virgo Business Combination, subject to any limitations set forth in the Charter.

Q.	How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali, our proxy solicitor, prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.

Q.	How are votes counted?

A. Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the Special Meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the Special Meeting (virtually or by proxy) and entitled to vote thereon at the Special Meeting is required to approve the Adjournment Proposal.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. A stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting will not be counted towards the number of shares of our common stock required to validly establish a quorum at the Special Meeting, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid Special Meeting. A quorum will be present with regard to each of the Charter Amendment Proposal and Trust Amendment Proposal if the holders of at least a majority of the outstanding shares of our common stock on the record date are present virtually or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you are present virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting may adjourn the Special Meeting to another date.

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Q.	Who can vote at the Special Meeting?

A. Only holders of record of our common stock at the close of business on January 17, 2024, the record date, are entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof. On the record date 7,552,600 shares of our common stock, including 266,350 public shares, 6,468,750 founders’ shares, 667,500 private shares owned by our Sponsor (the “Private Shares”) and 150,000 shares held by EarlyBird Capital (the “Representative Shares”), were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually or by proxy at the Special Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q.	How does the Board recommend I vote?

A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of us and our stockholders. The Board recommends that our stockholders vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q.	What interests do GOAL’s directors and officers have in the approval of the proposals?

A. Our directors and officers have interests in the proposals described in this proxy statement that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founders’ shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of our Directors and Officers.”

Q.	What if I object to the Charter Amendment Proposal and/or the Trust Amendment Proposal? Do I have appraisal rights?

A. If you do not want the Charter Amendment Proposal and/or the Trust Amendment Proposal to be approved, you must vote against or abstain from voting on the Charter Amendment Proposal and/or Trust Amendment Proposal. You will still be entitled to elect to have your public shares redeemed in connection with the Charter Amendment Proposal even if you vote against, abstain or do not vote on the Charter Amendment Proposal and the Trust Amendment Proposal. You do not have appraisal rights in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

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Q.	What happens to the GOAL warrants if the Charter Amendment Proposal or the Trust Amendment Proposal are not approved?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of stockholders at the Special Meeting or the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and either the stockholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal or the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal and our Board determines to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal, and we have not consummated an initial business combination by February 10, 2024, the Charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of our discussion and liquidation, there will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q.	What happens to the GOAL warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a stockholder vote at the Special Meeting and are approved (and our Board does not abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal), we will continue work to consummate the Digital Virgo Business Combination by the New Termination Date. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q.	What do I need to do now?

A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a GOAL stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A. If you are a holder of record of shares of common stock on January 17, 2024, the record date for the Special Meeting, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [*]. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on [*], 2024. If you do not have your control number, you may contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, by calling (917) 262-2373 or emailing proxy@continentalstock.com.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing. If you would like to join the Special Meeting and neither vote nor ask any questions, you can join as a guest.

You are urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope.

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Q.	How do I elect to have my public shares redeemed in connection with the approval of the Charter Amendment Proposal?

A. Each public stockholder may elect to have such stockholder’s public shares redeemed for such shareholders pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes (less up to $100,000 that may be used by us to pay dissolution expenses), in connection with the approval of the Charter Amendment Proposal.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind (mzimkind@continentalstock.com) at least two business days prior to the Special Meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed in connection with the approval of the Charter Amendment Proposal. In the event that a public stockholder tenders its public shares for redemption and decides prior to the Special Meeting that it does not want to have such public stockholder’s public shares redeemed, such public stockholder may withdraw the tender. If you deliver your shares for redemption to our transfer agent and decide prior to the Special Meeting not to have your public shares redeemed, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of our common stock.

Q.	Who is paying for this proxy solicitation?

A. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A. If you have questions, you may write, email or call our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200 or (203) 658-9400

Email: PUCK.info@investor.morrowsodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	our ability to implement the Charter Amendment, Trust Amendment or consummate an initial business combination;

●	unanticipated delays in the distribution of the funds from the Trust Account;

●	claims by third parties against the Trust Account; or

●	our ability to finance and consummate an initial business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated February 11, 2021 (Registration No. 333-252303) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The documents we file with the SEC, including those referred to above, discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 18, 2023, our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023, our Quarterly Report on Form 10-Q filed with the SEC on August 10, 2023, and our Quarterly Report on Form 10-Q filed with the SEC on November 14, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that approving the Charter Amendment Proposal and the Trust Amendment Proposal will enable us to complete the Digital Virgo Business Combination.

Approving the Charter Amendment Proposal and the Trust Amendment Proposal involve a number of risks. Even if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we can provide no assurances that the Digital Virgo Business Combination will be consummated prior to the New Termination Date. Our ability to consummate the Digital Virgo Business Combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer public stockholders the opportunity to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal, and, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by our stockholders at the Special Meeting.

The Company has received two notices from Digital Virgo Group purporting to unilaterally terminate the Digital Virgo Business Combination pursuant to Section 8.03(d) of the Business Combination Agreement. Since receipt of that correspondence, the Company and Digital Virgo have communicated repeatedly and extensively about these matters with a view towards resolving their differences and moving forward with the transaction in a positive and expeditious manner. As of now, the Company and Digital Virgo are continuing these negotiations which the Company hopes will lead towards a completed transaction. As the parties work through trying to reach an amicable resolution, Goal has applied for interim relief in Delaware to preserve the status quo while those discussions are continuing.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing an initial business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete an initial business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete the Digital Virgo Business Combination and instead be required to liquidate. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which SPACs such as us could potentially be deemed to be an “investment company” under, and consequently subject to registration under, the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

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There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our common stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company or such securities holdings. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

We may not be able to complete the Digital Virgo Business Combination if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

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Outside the United States, laws or regulations may affect our ability to consummate the Digital Virgo Business Combination, since it is a French corporation. Transactions with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate the Digital Virgo Business Combination.

As a result of these various restrictions, even though the Digital Virgo Business Combination has previously been approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete the Digital Virgo Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $[*] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

We do not believe that either we or the Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and believes that the business of an initial business combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate an initial business combination. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

Although we do not believe we or the sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay a potential initial business combination, impose conditions to mitigate national security concerns with respect to a potential initial business combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the sponsor. As a result, the pool of potential targets with which we could complete an initial business combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. This will also cause you to lose any potential investment opportunity in a potential initial business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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If we continue our life beyond 36 months from the closing of our IPO without completing an initial business combination, Nasdaq Capital Market (the “Nasdaq”) may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

If the Charter Amendments Proposal is approved by our stockholders, it would allow us to complete a business combination for up to 42 months after the closing of our IPO. However, Nasdaq rules require that we complete a business combination no later than 36 months after our IPO. While we may be able to appeal a delisting and be granted additional time to complete a business combination after 36 months, we may not be successful in such an appeal. If we are not successful in such an appeal and we fail to complete a business combination within 36 months of our IPO our securities will be delisted. If our securities are delisted, such delisting could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

We and the holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq due to non-compliance with the above rule. In particular:

●	the price of our securities will likely decrease as a result of the loss of market efficiencies associated with Nasdaq;

●	holders may be unable to sell or purchase our securities when they wish to do so;

●	we may become subject to shareholder litigation;

●	we may lose the interest of institutional investors in our securities;

●	we may lose media and analyst coverage; and

●	we would likely lose any active trading market for our securities, as our securities may then only be traded on one of the over-the-counter markets, if at all.

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BACKGROUND

GOAL

We are a blank check company incorporated on October 26, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We are incorporated under the name Goal Acquisitions Corp.. We intend to effectuate our initial business combination with Digital Virgo Group (the “Digital Virgo Business Combination”) using cash from the proceeds of the IPO and our capital stock.

On February 16, 2021, we consummated our initial public offering of 22,500,000 Units, and on February 25, 2021, we issued 3,750,000 Units pursuant to the full exercise by the underwriters of their over-allotment option, at a price of $10.00 per Unit, generating gross proceeds of $258,750,000.

The Units began trading on February 11, 2021 on the Nasdaq under the symbol “PUCKU.”

Our initial stockholders currently hold 6,468,750 founders’ shares and 667,500 Private Shares. In November 2020, we issued an aggregate of 5,750,000 shares of our common stock for an aggregate purchase price of $25,000, or approximately $0.004 per share, to the Sponsor. On December 16, 2020, we effected a stock dividend of .125 of a share of common stock for each outstanding share of common stock, resulting in the Sponsor holding 6,468,750 founder shares. In December 2020, the Sponsor transferred an aggregate of 2,354,000 founder shares to our officers, directors, and advisors. The founders’ shares will automatically convert into shares of our common stock on the first business day following the completion of our initial business combination.

Simultaneously with the closing of the IPO on February 16, 2021, we consummated the sale in a private placement (the “Private Placement”) of an aggregate of 600,000 units (the “Initial Private Placement Units”) at a price of $10.00 per Private Placement Unit to the Sponsor, generating proceeds of $6,000,000. On February 24, 2021, in connection with the issuance and sale of the over-allotment units, the Sponsor purchased 67,500 units from us at a price of $10.00 per unit (the “Additional Private Placement Units,” and together with the Initial Private Placement Units, the “Private Placement Units”), generating proceeds of $675,000. Each private unit consists of one share of common stock, or “private shares,” and one warrant, or “private warrants.”

Upon the closing of the IPO and the Private Placement and the underwriters’ full exercise of the over-allotment option, $258,750,000 ($10.00 per Unit) of the net proceeds of the sale of the Units in the IPO and of the Private Placement Units in the Private Placement were placed in the Trust Account with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the Trust Account as described below.

Digital Virgo Business Combination

During the search process from the consummation of our IPO through the date hereof, we reviewed numerous potential acquisition targets. These potential acquisition targets originated through the sponsor’s networks and relationships, or through financial advisors and other deal referral sources. The majority of these potential targets conducted business in the sports, media, entertainment and technology sectors. We conducted due diligence to varying degrees on such prospective targets, including review of such businesses’ management, business model, competitive landscape, and certain financials, in each case, to the extent available. The sponsor convened its investment team on a biweekly basis to review these opportunities in detail. Following such reviews and discussions, and at various points in time, we discontinued our review of certain targets for one or various reasons, often pertaining to a target’s insufficient fit relative to our target economic attributes.

We determined that Digital Virgo Group was an ideal fit and aligned with our interests. Digital Virgo sees a strong and growing global customer market demand for its mobile media, sports, entertainment, gaming, commerce, finance, and is building a one destination platform that meets their needs. We anticipate that North American customers will be excited by the seamless, simple, and secure “one destination platform.” Digital Virgo will provide a new content distribution channel at a time when the shift of media content consumption to mobile is accelerating. Digital Virgo’s platform gives merchants access to previously unreachable audiences. We issued a press release and filed a Form 8-K with the SEC announcing the Digital Virgo Business Combination on November 17, 2022. On February 8, 2023, we entered into an Amended and Restated Business Combination Agreement with Digital Virgo Group which amends and restates the Business Combination Agreement, dated as of November 17, 2022, by and among the Company, Digital Virgo, and certain other parties in its entirety. Concurrently with the execution of the Amended and Restated Business Combination Agreement, we also entered into an Agreement and Plan of Merger with Goal Acquisitions Nevada Corp., a Nevada corporation, which is more fully described in a Form 8-K filed with the SEC on February 10, 2023.

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The Company has received two notices from Digital Virgo Group purporting to unilaterally terminate the Digital Virgo Business Combination pursuant to Section 8.03(d) of the Business Combination Agreement. Since receipt of that correspondence, the Company and Digital Virgo have communicated repeatedly and extensively about these matters with a view towards resolving their differences and moving forward with the transaction in a positive and expeditious manner. As of now, the Company and Digital Virgo are continuing these negotiations which the Company hopes will lead towards a completed transaction. As the parties work through trying to reach an amicable resolution, Goal has applied for interim relief in Delaware to preserve the status quo while those discussions are continuing.

You are not being asked to vote on the Digital Virgo Business Combination at this time. The Digital Virgo Business Combination has already been voted on and approved by the Board. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment is implemented and you have not elected to redeem your public shares in connection with such approval, you will retain the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

The Special Meeting

Date, Time and Place. The Special Meeting of our stockholders will be held on [*], 2024 at [*] a.m./p.m., Eastern Time, via the Internet. The Special Meeting will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [*]. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on [*], 2024.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned shares of our common stock at the close of business on January 17, 2024, the record date for the Special Meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required. For all matters described in this proxy statement, the holders of a share of our common stock are entitled to one vote per share of common stock. The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the Special Meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the Special Meeting (virtually or by proxy) and entitled to vote thereon at the Special Meeting is required to approve the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on the relevant proposal), your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and no effect on the Adjournment Proposal.

At the close of business on the record date, there were 7,552,600 shares of our common stock, including 266,350 public shares, 6,468,750 founders’ shares, 667,500 Private Shares and 150,000 Representative Shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal approved, you should vote against, abstain from voting or refrain from voting on the Charter Amendment Proposal and the Trust Amendment Proposal. If you want to have your public shares redeemed out of the Trust Account in the event the Charter Amendment Proposal is approved, which will be paid shortly after the Special Meeting, you must demand redemption of your shares as described in this proxy statement. Holders of public shares may elect to have their public shares redeemed regardless of whether they vote for or against, abstain from voting on or do not vote on the Charter Amendment Proposal and the Trust Amendment Proposal.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting to approve the Charter Amendment Proposal, Trust Amendment Proposal and Adjournment Proposal. No recommendation is being made as to whether you should elect to have your public shares redeemed in connection with the approval of the Charter Amendment Proposal. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the Special Meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $[*], as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail (including e-mail), telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

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THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

We are proposing to amend the Charter to extend the initial date by which we have to consummate an initial business combination from February 10, 2024 to the New Termination Date.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete the Digital Virgo Business Combination. Stockholder approval of the Charter Amendment Proposal is required for the implementation of the New Termination Date.

If the Charter Amendment Proposal is not approved and we have not consummated an initial business combination by February 10, 2024, the Charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If we dissolve and liquidate, there will be no distribution from the Trust Account with respect to our warrants which will expire worthless.

A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A (the Charter Amendment).

Reasons for the Charter Amendment Proposal

Our IPO prospectus and Charter provide that we have until February 10, 2024 to consummate the Digital Virgo Business Combination. While we have already voted to approve the Digital Virgo Business Combination, the Board currently believes that there will not be sufficient time before February 10, 2024 to complete the Digital Virgo Business Combination.

If the Charter Amendment Proposal Is Not Approved

Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting, but the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, and we have not consummated the Digital Virgo Business Combination by February 10, 2024, the Charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founders’ shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, we will not implement the Charter Amendment or the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal and, in the event we do not complete an initial business combination on or before February 10, 2024 as provided in the Charter, the Charter requires us to take the actions described above.

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If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, we expect to file the Charter amendment with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act and our units, common stock and warrants will remain publicly traded. We will then continue to work to complete the Digital Virgo Business Combination by the New Termination Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the Special Meeting and the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, our Board may determine to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal. If the Board makes such determinations and we do not consummate an initial business combination by February 10, 2024, as contemplated by our IPO prospectus and in accordance with the Charter, the Charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founders’ shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

You are not being asked to vote on the Digital Virgo Business Combination at this time. The Digital Virgo Business Combination has already been voted on and approved by the Board. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment is implemented and you have not elected to redeem your public shares in connection with such approval, you will retain the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the Trust Account, the Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that the Sponsor will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by the Sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability as to any claims (i) by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) or (ii) for indemnification under our obligation to indemnify the underwriters of the IPO against certain liabilities, including certain liabilities under the Securities Act. We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are our securities. We have not asked the Sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. As a result, if we liquidate, the per-share distribution from the Trust Account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes.

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In the event that the proceeds in the Trust Account are reduced below $10.00 per public share and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the Sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of all outstanding shares of our common stock entitled to vote thereon at the Special Meeting, voting together as a single class. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum at the Special Meeting and will have the effect of a vote “AGAINST” the Charter Amendment Proposal.

All of our directors, executive officers and our affiliates are expected to vote any shares of our common stock owned by them in favor of the Charter Amendment Proposal. On the record date, the Sponsor, our directors and executive officers and their affiliates beneficially own and are entitled to vote 7,136,250 shares, which is approximately 94.49% of the voting power of our issued and outstanding shares of common stock.

In addition, our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal. Any shares of our common stock held by affiliates will be voted in favor of the Charter Amendment Proposal.

Consequences if the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes of the holders of our common stock to approve the Charter Amendment Proposal, the chairman of the Special Meeting may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes of the holder of our common stock in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the requisite holders of our common stock, the chairman of the Special Meeting is empowered by our bylaws to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes of the holders of our common stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or the Charter Amendment contemplated thereby is not implemented, and the Digital Virgo Business Combination is not completed on or before February 10, 2024, then as contemplated by and in accordance with the Trust Agreement, Continental has agreed that it will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with our inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of February 10, 2024 and such later date as may be approved by our stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

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Interests of our Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by February 10, 2024 as contemplated by our IPO prospectus and previous extension and in accordance with the Charter, the 6,468,750 founder shares held by our officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 667,500 Private Placement Units that were acquired simultaneously with the IPO by the Sponsor for an aggregate purchase price of $6,675,000. The founders’ shares and Private Placement Units had an aggregate market value of approximately $[*] based on the last sale price of our common stock and warrants of $[*] and $[*], respectively, on the Nasdaq on [*], 2024;

●	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

●	All rights specified in the Charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If the business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

●	None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the Special Meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

●	Our officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of the Digital Virgo Business Combination. However, if we fail to amend implement the New Termination Date and consummate the Digital Virgo Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if the proposed business combination is not completed.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, us and our stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal, and recommends that you vote “FOR” such adoption.

We determined that Digital Virgo Group was an ideal fit and aligned with our interests. Digital Virgo sees a strong and growing global customer market demand for its mobile media, sports, entertainment, gaming, commerce, finance, and is building a one destination platform that meets their needs. We anticipate that North American customers will be excited by the seamless, simple, and secure “one destination platform.” Digital Virgo will provide a new content distribution channel at a time when the shift of media content consumption to mobile is accelerating. Digital Virgo’s platform gives merchants access to previously unreachable audiences. We issued a press release and filed a Form 8-K with the SEC announcing the Digital Virgo Business Combination on November 17, 2022. On February 8, 2023, we entered into an Amended and Restated Business Combination Agreement with Digital Virgo Group which amends and restates the Business Combination Agreement, dated as of November 17, 2022, by and among the Company, Digital Virgo, and certain other parties in its entirety. Concurrently with the execution of the Amended and Restated Business Combination Agreement, we also entered into an Agreement and Plan of Merger with Goal Acquisitions Nevada Corp., a Nevada corporation, which is more fully described in a Form 8-K filed with the SEC on February 10, 2023.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote is required to extend our corporate existence, except in connection with, and effective upon consummation of, an initial business combination. As we continue to believe that an initial business combination would be in the best interests of our stockholders, and as we believe we will not be able to consummate the Digital Virgo Business Combination within the time period currently provided in the Charter, we have determined to seek stockholder approval to extend the initial date by which we have to complete the Digital Virgo Business Combination to the New Termination Date.

We are not asking you to vote on the Digital Virgo Business Combination at this time.

Recommendation of the Board

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

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THE TRUST AMENDMENT PROPOSAL

Overview

Upon the closing of the IPO and the Private Placement, $258,750,000 ($10.00 per Unit) of the net proceeds of the sale of the Units in the IPO and of the Private Placement Units in the Private Placement were placed in the Trust Account with Continental acting as trustee, and invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the Trust Account as described below.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental agrees to commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date which is the later of (1) 24 months from the closing of the IPO and (2) such later date as may be approved by our stockholders in accordance with the Charter if an instruction letter pursuant to the foregoing clause (x) has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be changed, amended or modified, without the affirmative vote of at least a majority of our then outstanding common stock, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the New Termination Date and such later date as may be approved by our stockholders in accordance with the Charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that we would be able to complete the Digital Virgo Business Combination before February 10, 2024, the Board has determined that the Trust Amendment Proposal is in the best interests of us and our stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes of the holders of our common stock to approve the Trust Amendment Proposal, the chairman of the Special Meeting may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes of the holders of our common stock in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the requisite holders of our common stock, the chairman of the Special Meeting is empowered by our bylaws to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes of the holders of our common stock at the time of the Special Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or the amendment to the Trust Agreement contemplated thereby is not implemented, and the Digital Virgo Business Combination is not completed on or before February 10, 2024, then as contemplated by and in accordance with the Trust Agreement, Continental has agreed that it will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with our inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of February 10, 2024 and such later date as may be approved by our stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

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Interests of our Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Trust Amendment Proposal is not approved and we do not consummate an initial business combination by February 10, 2024 as contemplated by our IPO prospectus and in accordance with the Charter, the 6,468,750 founder shares held by our officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 667,500 Private Placement Units that were acquired simultaneously with the IPO by the Sponsor for an aggregate purchase price of $6,675,000. The founders’ shares and Private Placements Units had an aggregate market value of approximately $[*] based on the last sale price of our common stock and warrants of $[*] and $[*], respectively, on the Nasdaq on [*], 2024;

●	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

●	All rights specified in the Charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the completion of an initial business combination. If an initial business combination is not completed and we liquidate, we may not be able to perform our obligations to our officers and directors under those provisions;

●	None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the Special Meeting and may continue to serve following any initial business combination and receive compensation thereafter; and

●	Our officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of the Digital Virgo Business Combination. However, if we fail to consummate the Digital Virgo Business Combination., they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if an initial business combination is not completed.

Required Vote

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least a majority of our outstanding common stock entitled to vote at the Special Meeting, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum at the Special Meeting and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

All of our directors, executive officers and our affiliates are expected to vote any shares of our common stock owned by them in favor of the Trust Amendment Proposal. On the record date, the Sponsor, our directors and executive officers and their affiliates beneficially own and are entitled to vote 7,136,250 shares, which is approximately 94.49% of the voting power of our issued and outstanding shares of common stock.

In addition, our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Trust Amendment Proposal. Any shares of our common stock held by affiliates will be voted in favor of the Trust Amendment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Trust Amendment Proposal.

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THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the Special Meeting from time to time, if requested by the chairman of the Special Meeting. For example, the chairman of the Special Meeting may request that the Special Meeting be adjourned to, among other things, solicit additional proxies to vote in favor of any one or more of the Charter Amendment Proposal and the Trust Amendment Proposal, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve any one or more of the Charter Amendment Proposal and the Trust Amendment Proposal.

By the Adjournment Proposal, we are also asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve the Adjournment Proposal, the Special Meeting (or any adjournment thereof) may be adjourned to a later date and time and we may use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against any such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against any one or more of the Charter Amendment Proposal or the Trust Amendment Proposal to defeat any such proposal, the Special Meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of any one or more of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our Board believes that if the number of shares of our common stock present virtually or represented by proxy at the Special Meeting and voting in favor of the Charter Amendment Proposal and the Trust Amendment Proposal is not sufficient to adopt such proposal, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment Proposal and the Trust Amendment Proposal.

Vote Required

The Adjournment Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the Special Meeting (virtually or by proxy) and entitled to vote thereon at the Special Meeting.

On the record date, the Sponsor, our directors and executive officers and their affiliates beneficially own and are entitled to vote 7,136,250 shares, which is approximately 94.49% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of [*], 2024 based on information obtained from the persons named below and other public filings, with respect to the beneficial ownership of shares of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Approximate Percentage of Outstanding common stock
Goal Acquisitions Sponsor LLC	4,114,750	(2)	54.65%
Jane Street Group, LLC	1,688,982	(3)	22.4%
Harvey Schiller (Chief Executive Officer)	560,000	(4)	7.4%
William T. Duffy(Chief Financial Officer and Chief Operating Officer)	250,000	(4)	3.3%
David Falk (Director and Senior Advisor)	150,000	(4)	2.0%
Donna Orender (Director)	50,000	(4)	*
Kenneth L. Shropshire (Director)	75,000	(4)	*
All directors and executive officers as a group (5 individuals)	1,085,000		14.4%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Goal Acquisitions Corp., 12600 Hill Country Blvd Building R, Suite 275, Bee Cave, Texas 78738.

(2)	Represents securities held by Goal Acquisitions Sponsor, LLC, our sponsor. Alex Greystoke, Raghu Kilambi and William T. Duffy comprise the Board of Managers of our sponsor. Any action by our sponsor with respect to our company or the founder shares, including voting and dispositive decisions, requires a majority vote of the managers of the board of managers. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of our sponsor’s managers, none of the managers of our sponsor is deemed to be a beneficial owner of our sponsor’s securities, even those in which such manager holds a pecuniary interest. Accordingly, none of our directors or officers is deemed to have or share beneficial ownership of the founder shares held by our sponsor.

(3)	According to the Schedule 13G filed with the SEC on February 14, 2023, Jane Street Group, LLC, Jane Street Capital, LLC, and Jane Street Global Trading, LLC maintain shared voting power and shared dispositive power over an aggregate of 1,688,982 shares of our common stock. According to its Schedule 13G, the address of the principal business office of each of Jane Street Group, LLC, Jane Street Capital, LLC, and Jane Street Global Trading, LLC is 250 Vesey Street, 6th Floor, New York, NY 10281.

(4)	Does not include any securities held by Goal Acquisitions Sponsor, LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On November 24, 2020, our initial stockholders paid an aggregate of $25,000, or approximately $0.004 per share, to cover certain of our offering costs in consideration of 5,750,000 shares of our common stock, par value $0.0001. On December 16, 2020, the Company effected a dividend of .125 of a share of common stock for each outstanding share of common stock, resulting in our initial stockholders holding 6,468,750 founder shares. The number of founders’ shares issued was determined based on the expectation that such founders’ shares would represent 20% of the outstanding shares upon completion of the IPO. The founders’ shares (including the shares of our common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder. Our anchor investors purchased an aggregate of approximately 2,000,000 units in the IPO at the public offering price of $10.00 per unit. No anchor investor purchased more than 9.9% of the units offered.

The Sponsor has agreed that upon and subject to the completion of the initial business combination, it will forfeit 646,875 shares of common stock at the closing of the initial business combination. In addition, pursuant to a Business Combination Agreement entered into by and between us, Digital Virgo Group, and the certain other parties thereto, 1,293,750 ordinary shares of the post-business combination company will be deposited into an earnout escrow account and will be released to the Sponsor if a share price milestone is met.

On February 16, 2021, the Sponsor purchased an aggregate of 600,000 private placement units for a purchase price of $10.00 per unit, for an aggregate purchase price of $6,000,000, in a private placement that occurred simultaneously with the closing of the IPO. On February 24, 2021, in connection with the issuance and sale of over-allotment units, the Sponsor purchased 67,500 private placement units for a purchase price of $10.00 per unit, for an aggregate purchase price of $675,000. As such, the Sponsor’s interest in this transaction is valued at $6,675,000. Each whole private placement warrant entitles the holder to purchase one share of our common stock at a price of $11.50 per share. The private placement warrants (including the shares of our common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We currently maintain our executive offices at Goal Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas 78738.

No compensation of any kind, including finder’s and consulting fees, will be paid to the Sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

After the Digital Virgo Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors, the Sponsor or our directors and officers, subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, investors that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code, controlled foreign corporations, passive foreign investment companies, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, and investors that actually or constructively own 5 percent or more of the common stock of the Company, all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

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Redemption of common stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment (rather than distribution treatment) will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to an initial business combination, the common stock may not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of common stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

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Taxation of Distributions

If the redemption does not qualify as a sale of common stock under Section 302 of the Code, the U.S. Holder will be treated as receiving a corporate distribution. In general, any corporate distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of common stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership or an entity or arrangement treated as partnership for United States federal income tax purposes) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of common stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of common stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder generally will be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder generally will be subject to a 30% tax (or lower rate as may be specified by an applicable income tax treaty) on the individual’s net capital gain for the year, which may be offset by U.S. source capital losses of the Non-U.S. Holder if the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

32

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a corporate distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of common stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Payments in redemption of our common stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

FATCA Withholding Taxes

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) impose withholding of 30% on payments of dividends on and, subject to the proposed Treasury Regulations discussed below, proceeds from sales or other dispositions (including redemptions) of shares of, our common stock paid to “foreign financial institutions” (which is broadly defined for this purpose and includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Similarly, dividends and, subject to the proposed Treasury Regulations discussed below, proceeds from sales or other dispositions (including redemptions) in respect of our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of the Treasury. The U.S. Department of the Treasury has proposed regulations that eliminate the federal withholding tax of 30% applicable to the gross proceeds of a sale or other disposition (including redemptions) of our common stock. Withholding agents may rely on the proposed Treasury Regulations until final regulations are issued. Prospective investors should consult their own tax advisor regarding the effects of FATCA on their investment in our securities.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

33

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to our corporate secretary at our principal executive offices not later the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling, emailing or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, telephone number: (800) 662-5200, email: PUCK.info@investor.morrowsodali.com; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Goal Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas, Attention: Harvey Schiller.

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [*], 2024 (one week prior to the meeting date).

34

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GOAL ACQUISITIONS CORP.

Goal Acquisitions Corp. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting provision (F) of Article 6 thereof in its entirety and inserting the following in lieu thereof:

“In the event that the Corporation has not completed an initial Business Combination by 24 months after the consummation of the IPO and in accordance with any previous extension, the Board may extend the period of time to consummate an initial Business Combination to August 8, 2024, (the “Termination Date”). In the event that the Corporation does not consummate a Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, less any interest for any income or other taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged this ___ day of _____________, 2024.

Goal Acquisitions Corp.

By:
Name:	Harvey Schiller
Title:	Chief Executive Officer

A-1

ANNEX B

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment to Investment Management Trust Agreement (this “Amendment Agreement”) is entered into effective as of [*], 2024 (the “Effective Date”) by and between Goal Acquisitions Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement made effective as of February 10, 2021 (the “Trust Agreement”);

WHEREAS, capitalized terms contained in this Amendment Agreement without definition shall have the meanings ascribed to such terms in the Trust Agreement;

WHEREAS, the Board of Directors of the Company has approved and declared the advisability of certain amendments to the Charter with respect to the extension of the time within which the Company must complete an initial Business Combination, which amendments have been submitted to the stockholders of the Company for their consideration and vote, together with this Amendment Agreement, at a special of the stockholders of the Company held on or about the Effective Date (the “Special Meeting”);

WHEREAS, Section 7(d) of the Trust Agreement provides that the Trust Agreement may only be changed, amended or modified pursuant to Section 7(d) thereof (e.g., by a writing signed by each of the parties to the Trust Agreement) with the Consent of the Stockholders, which is defined in Section 7(d) of the Trust Agreement, as relevant to the Special Meeting, to mean “receipt by the Trustee of a certificate from the inspector of elections of the Special Meeting certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (or any successor rule), who hold fifty percent (50%) or more of all then outstanding shares of the common stock, par value $0.0001 per share, of the Company, voting together as a single class, have voted in favor of such change, amendment or modification…” (such certificate, the “Requisite Vote Certificate”);

WHEREAS, the Trustee has received the Requisite Vote Certificate with respect to the Consent of the Stockholders to this Amendment Agreement; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided in this Amendment Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

B-1

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendment to the Trust Agreement. Effective as of the Effective Date, Section 1(j) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“Upon receipt of a letter (an “Amendment Notification Letter”) in the form of Exhibit C, signed on behalf of the Company by an authorized officer, extends the date by which it will distribute to Public Stockholders who exercised their conversion rights in connection with an amendment to Article Sixth of the Company’s Amended and Restated Certificate of Incorporation (an “Amendment”) an amount equal to the pro rata share of the Property relating to the common stock for which such Public Stockholders have exercised conversion rights in connection with such Amendment.”

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References. All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to February 10, 2021.

5. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes under this Amendment Agreement. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AMENDMENT AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or electronic transmission or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

7. Other Miscellaneous Terms. The provisions of Sections 7(e), 6(f) and 6(g) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives effective as of the Effective Date.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives effective as of the Effective Date.

Goal Acquisitions Corp.

By:
Name:	Harvey Schiller
Title:	Chief Executive Officer

B-2

EXHIBIT C

Goal Acquisitions Corp.

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account No. [*] – Amendment Notification Letter

Dear Mr. Wolf and Ms. Gonzalez:

Reference is made to the Investment Management Trust Agreement between Goal Acquisitions Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of February 10, 2021 (the “Trust Agreement”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Pursuant to Section 1(j) of the Trust Agreement, this is to advise you that the Company has sought an Amendment. Accordingly, in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate a sufficient portion of the Trust Account and to transfer $[*] of the total proceeds of the Trust to the Trust Account at J.P. Morgan Chase Bank, N.A. to await distribution to the Public Stockholders that have requested conversion of their shares in connection with such Amendment. The remaining funds shall be reinvested by you as previously instructed.

Very truly yours,

Goal Acquisitions Corp.

By:
	Name:	Harvey Schiller
	Title:	Chief Executive Officer
cc: EarlyBirdCapital, Inc.

C-1

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

FOR THE SPECIAL MEETING OF

STOCKHOLDERS OF GOAL

ACQUISITIONS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harvey Schiller and Bill Duffy (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Goal Acquisitions Corp. (“GOAL” or the “Company”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders of the Company, to be held on [*], 2024 at [*] a.m./p.m. Eastern Time, virtually over the internet at [*] (the “Special Meeting”), and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of stockholders to be held on [*], 2024

This notice of Special Meeting of stockholders and accompanying Proxy Statement are available at: [*].

Please mark vote as indicated in this example	☒

GOAL ACQUISITIONS CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

	FOR	AGAINST	ABSTAIN
a proposal to amend our amended and restated certificate of incorporation (the “Charter”) to (a) extend the initial period of time by which we have to consummate an initial business combination to August 8, 2024 (the “New Termination Date”), provided that Goal Acquisitions Sponsor LLC (the “Sponsor”) (or its affiliates or designees) has provided to us a notice of such extension one business day prior to February 10, 2024 and (b) make other administrative and technical changes in the Charter in connection with the New Termination Date, in each case, pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”);	☐	☐	☐

Proposal No. 2 –Trust Amendment Proposal – a proposal to amend the Investment Management Trust Agreement, dated February 10, 2021, by and between us and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of trust account established by the Trust Agreement (the “Trust Account”) to the New Termination Date (the “Trust Amendment Proposal”);	☐	☐	☐

Proposal No. 3 – The Adjournment Proposal – a proposal to approve one or more adjournments of the Special Meeting from time to time if requested by the chairman of the Special Meeting (the “Adjournment Proposal”).	☐	☐	☐